Exhibit 10(b)

AMENDMENT NO. 1

AMENDMENT NO. 1 (this "Amendment"), dated as of July 31, 2002, to 364-Day Credit Agreement, dated as of June 5, 2002 (as amended, supplemented or otherwise modified, the "Credit Agreement"), by and among Cleco Corporation, the Lenders party thereto, Bank One, NA, as Syndication Agent, Westdeutsche Landesbank Girozentrale, New York Branch, as Documentation Agent, The Bank of Tokyo-Mitsubishi, Ltd., as Managing Agent, Credit Suisse First Boston and Societe Generale, as Co-Agents, and The Bank of New York, as Administrative Agent.

RECITALS

          I.     Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          II.     The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and subject to the conditions contained herein, and the Administrative Agent is willing so to agree.

          Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Borrower and the Administrative Agent hereby agree as follows:

          1.     The last sentence of the definition of the term "Applicable Facility Fee Percentage" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Notwithstanding anything herein to the contrary, in the event of a split in the Senior Debt Rating from S&P and Moody's that would otherwise result in the application of more than one Pricing Level (had the provisions regarding the applicability of other Pricing Levels contained in the definitions thereof not been given effect), then the Applicable Facility Fee Percentage shall be determined using, in the case of a split by one rating category, the Pricing Level within which the lower of the two rating categories would otherwise fall, and in the case of a split by more than one rating category, the Pricing Level that is one level lower (e.g., Pricing Level V is one level lower than Pricing Level VI) than the Pricing Level within which the lower of the two rating categories would otherwise fall."

          2.     The second sentence of clause (c) of the definition of the term "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Notwithstanding anything herein to the contrary, in the event of a split in the Senior Debt Rating from S&P and Moody's that would otherwise result in the application of more than one Pricing Level (had the provisions regarding the applicability of other Pricing Levels contained in the definitions thereof not been given effect), then the Applicable Margin shall be determined using, in the case of a split by one rating category, the Pricing Level within which the lower of the two rating categories would otherwise fall, and in the case of a split by more than one rating category, the Pricing Level that is one level lower (e.g., Pricing Level V is one level lower than Pricing Level VI) than the Pricing Level within which the lower of the two rating categories would otherwise fall."

          3.     The last sentence of the definition of the term "Applicable Utilization Fee Percentage" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Notwithstanding anything herein to the contrary, in the event of a split in the Senior Debt Rating from S&P and Moody's that would otherwise result in the application of more than one Pricing Level (had the provisions regarding the applicability of other Pricing Levels contained in the definitions thereof not been given effect), then the Applicable Utilization Fee Percentage shall be determined using, in the case of a split by one rating category, the Pricing Level within which the lower of the two rating categories would otherwise fall, and in the case of a split by more than one rating category, the Pricing Level that is one level lower (e.g., Pricing Level V is one level lower than Pricing Level VI) than the Pricing Level within which the lower of the two rating categories would otherwise fall."

          4.     Clause (f) of Article 9 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

"provided that this clause (f) shall not apply to any Material Obligations of Evangeline."

          5.     The proviso contained in clause (g) of Article 9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes due solely as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or (ii) any Indebtedness of Evangeline."

          6.     Paragraphs 1 through 5 hereof shall not be effective until the Administrative Agent (or its counsel) shall have received (i) from each of the Borrower and the Required Lenders either (a) a counterpart of this Amendment signed on behalf of such Person or (b) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment and (ii) from the Borrower, for the account of each Lender executing and delivering (without condition) this Amendment to the Administrative Agent at or before 4:00 p.m. (New York City time) on July 30, 2002, an amendment fee equal to 0.125% of the amount of such Lender's Commitment.

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          7.     The Borrower hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, and (ii) represents and warrants that no Default or Event of Default has occurred and is continuing and that all of the representations and warranties contained in the Loan Documents are true and correct with the same effect as though such representations and warranties had been made on the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

          8.     This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

          9.     Each Loan Document shall in all other respects remain in full force and effect.

          10.     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

[SIGNATURE PAGES TO FOLLOW]

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CLECO CORPORATION
AMENDMENT NO. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CLECO CORPORATION

By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

THE BANK OF NEW YORK, as Administrative Agent
By:
Name:
Title:

CONSENTED TO AND AGREED:

THE BANK OF NEW YORK

By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: BANK ONE, NA
By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH
By:
Name:
Title:

By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: THE BANK OF TOKYO-MITSUBISHI, LTD.
By:
Name:
Title:

By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: CREDIT SUISSE FIRST BOSTON
By:
Name:
Title:

By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: SOCIETE GENERALE
By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: DEXIA CREDIT LOCAL, NEW YORK AGENCY
By:
Name:
Title:

By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: REGIONS BANK
By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: WHITNEY NATIONAL BANK
By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: HIBERNIA NATIONAL BANK
By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: BANK HAPOALIM B.M.
By:
Name:
Title:

By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: FORTIS CAPITAL CORP.
By:
Name:
Title:

By:
Name:
Title:

CLECO CORPORATION
AMENDMENT NO. 1

CONSENTED TO AND AGREED: KBC BANK N.V.
By:
Name:
Title:

By:
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Title: